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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 21, 1999
                                                          ------------

                         Silicon Valley Research, Inc.
               (Exact name of registrant as specified in charter)

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
           California                                  0-13836                            94-2743735
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  (State or other jurisdiction                   (Commission File Number)        (IRS Employer Identification No.)
     or incorporation)
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           6360 San Ignacio Avenue, San Jose, California     95119-1231
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(Address of principal executive offices)

Registrant's telephone number, including area code    (408) 361-0333
                                                  -------------------------



         (Former name or former address, if changed since last report)


           This Current Report, including exhibits, contains 4 pages.
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Item 4.    Changes in Registrant's Certifying Accountants
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On May 14, 1999 PricewaterhouseCoopers LLP resigned as the independent accountants of Silicon Valley Research, Inc. (the "Registrant").

The reports of PricewaterhouseCoopers LLP on the Registrant's consolidated financial statements for the past two fiscal years ended March 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph as to the uncertainty of the Registrant's ability to continue as a going concern.

In connection with its audits of the Registrant's consolidated financial statements for the two fiscal years ended March 31, 1998 and through May 14, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 21, 1999, is filed as Exhibit 16 to this Form 8-K.

The Registrant engaged Moss Adams LLP as its new independent accountants as of May 17, 1999. During the fiscal years ended March 31, 1998 and through May 21, 1999, the Registrant has not consulted with Moss Adams LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements for the two fiscal years ended March 31, 1998, and either a written report was provided to the Registrant or oral advice was provided that Moss Adams LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions of Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7.    Exhibits
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     Exhibit No.             Description
     -----------             -----------

          16 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) (3) of Regulation S-K.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SILICON VALLEY RESEARCH, INC.

Date: May 21, 1999                   By:    /s/ James O. Benouis
                                        ----------------------------------
                                        James O. Benouis

                                        President and Chief Executive Officer

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